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EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Allis-Chalmers Corporation. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

DATE: APRIL 14, 2004 BY:                /S/ MUNAWAR H. HIDAYATALLAH
                                        ----------------------------------
                                        MUNAWAR H. HIDAYATALLAH
                                        CHIEF EXECUTIVE OFFICER

DATE: APRIL 14, 2004 BY:                /S/ JENS H. MORTENSEN
                                        ----------------------------------
                                        JENS H. MORTENSEN
                                        PRESIDENT

DATE: APRIL 14, 2004 BY:                /S/ TODD C. SEWARD
                                        ----------------------------------
                                        TODD C. SEWARD
                                        CHIEF ACCOUNTING OFFICER